FIRST AMENDMENT TO LOAN DOCUMENTS

This FIRST AMENDMENT TO LOAN DOCUMENTS is made as of June 15, 2010 (“Amendment Date”) between Health Benefits Direct Corporation, a Delaware corporation (the “Parent”), Insurance Specialist Group Inc., a Florida corporation ("Insurance Specialist Group"), HBDC II, Inc., a Delaware corporation ("HBDC"), HBDCII Sub., a Delaware corporation formerly known as Insurint Corporation ("Insurint"), Platinum Partners, LLC, a Florida limited liability company ("Platinum Partners"), InsPro Technologies, LLC, a Delaware limited liability company ("InsPro" and collectively with Insurance Specialist Group, HBDC, Insurint, and Platinum Partners, the "Subsidiaries" and collectively with the Subsidiaries and the Parent, the "Makers" or the “Loan Parties”) and The Co-Investment Fund II, L.P. or its successors and assigns (hereinafter referred to as "Payee" or “Lender”) with respect to the following background:

BACKGROUND

A.           The Loan Parties and the Lender entered into a Loan Agreement and Secured Promissory Note (the “Note”), which were both dated as of December 22, 2009, whereby among other things the Lender provided the Loan Parties with a Loan in the amount of $1,250,000 with a maturity date of December 22, 2010.  The Loan Agreement and Note together with a Security Agreement, Intellectual Property Security Agreement and Pledge Agreement, which were all dated as of December 22, 2009, are referred to collectively as the “Loan Documents” and individually as a “Loan Document”.  Capitalized terms not defined herein shall have the meanings set forth in the Loan Documents.

 B.           The Loan Parties and the Lender entered into a letter agreement dated April 6, 2010 and executed by Lender on April 12, 2010 and by the Loan Parties on April 13, 2010 whereby the Lender and Loan Parties agreed to; i) increase the Loan by an additional amount up to $1,000,000 upon the demand by the board of directors of the Parent (the “Board”) under the same terms and conditions as in the Loan Agreement and ii) amend the Maturity Date of the Loan from December 22, 2010 to July 1, 2011.  The April Letter Agreement is attached as Exhibit A.

C.           The Board agreed to increase the Loan by an additional $1,000,000 at the June 11, 2010, Board Meeting.  The minutes to the June 11, 2010 Board meeting is attached as Exhibit B.

NOW, THEREFORE, for and in consideration of valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Loan Parties, intending to be legally bound and to bind their successors and assigns, hereby agree to amend the Loan Documents as of the Amendment Date as follows:

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1.           The Loan is increased by an additional $1,000,000 (“Additional Funding”) from $1,250,000 to $2,250,000 effective as of the Amendment Date.  The Lender agrees to disburse the Additional Funding to the Parent within one (1) business day after the Amendment Date.

2.           The Maturity Date means July 1, 2011.

3.           At any time subsequent to the Parent’s issuance of common or preferred stock for cash consideration (“Equity Issuance”) but prior to the Maturity Date the Lender may demand the Parent to repay to the Lender (“Demand for Conversion of the Loan into Equity”) an amount not to exceed the Loan plus accrued Interest (“Conversion Amount”) in the form of the Parent’s equity securities with a conversion price and terms identical to the price and terms of the Parent’s Equity Issuance occurring immediately after the Amendment Date.  The Lender and Parent agree that the effective date of the issuance of the Parent’s equity securities to the Lender and the effective date of the Lender’s acceptance of the Conversion Amount as a Prepayment on the Note (collectively referred to as the “Conversion Date”) shall be later of the date of the Lender’s Demand for Conversion of the Loan into Equity or, in the case that the Parent does not have a sufficient number of authorized shares of the Parent’s equity securities to issue to the Lender, the date of the Parent’s shareholder approval authorizing an increase in the number of shares of the Parent’s equity securities sufficient for the Parent to issue equity securities to the Lender.  The Lender agrees to waive the requirement that the Prepayment of the Note be accompanied by a cash payment from the Loan Parties to the Lender of Interest accrued to the Conversion Date and all costs, expenses or charges then owed to Payee.  The Loan Parties agree to pay all Interest accrued, which is not included in the Conversion Amount, on the Maturity Date in accordance with section 2.1 of the Note.  If the Parent does not have a sufficient number of authorized shares of its equity securities to issue to the Lender on the date of the Demand for Conversion of the Loan into Equity, the Parent and Lender agree to jointly cooperate with one another in obtaining the necessary shareholder approval to increase the number of authorized shares of the Parent’s equity securities.  The Parent agrees to deliver its equity securities issued to Lender as a result of the Lender’s Demand for Conversion of the Loan into Equity as soon as practical after the Conversion Date.

{Signature pages follow.}

2

WITNESS the due execution of this First Amendment to Loan Documents as of the Amendment Date.

HEALTH BENEFITS DIRECT CORPORATION

Name:	Anthony R. Verdi
Title:	Chief Financial Officer and Chief Operating Officer

HBDC II, INC.

Name:	Anthony R. Verdi
Title:	President

INSPRO TECHNOLOGIES, LLC

Name:	Anthony R. Verdi
Title:	Chief Financial Officer

{Signature page to First Amendment to Loan Documents.}

INSURANCE SPECIALIST GROUP INC.

Name:	Anthony R. Verdi
Title:	President

HBDCII Sub. (formerly known as INSURINT CORPORATION)

Name:	Anthony R. Verdi
Title:	President

PLATINUM PARTNERS, LLC

Name:	Anthony R. Verdi
Title:	President

{Signature page to First Amendment to Loan Documents}

THE CO-INVESTMENT FUND II, L.P.

By:	Co-Invest Management II, L.P.
its General Partner
By:	Co-Invest II Capital Partners, Inc.
its General Partner

By:
Name:
Title:

{Signature page to First Amendment to Loan Documents}